Exhibit 99.3

VORNADO REALTY TRUST AND VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On April 18, 2019 (the “Closing Date”), Vornado Realty Trust (“VNO”) and Vornado Realty L.P. (“VRLP” and collectively, “Vornado”) entered into a transaction agreement (the “Transaction Agreement”) with a group of institutional investors (the “Investors”). The Transaction Agreement provides for a series of transactions (collectively, the “Transaction”) pursuant to which (i) prior to the Closing Date, VRLP contributed its interests in properties located at 640 Fifth Avenue, 655 Fifth Avenue, 666 Fifth Avenue, 689 Fifth Avenue, 697-703 Fifth Avenue, 1535 Broadway and 1540 Broadway (collectively, the “Properties”) to subsidiaries of a newly formed joint venture (the “Fifth Avenue and Times Square JV”) and (ii) on the Closing Date, transferred a 48.5% common interest in Fifth Avenue and Times Square JV to the Investors. The 48.5% common interest in the joint venture represents an effective 47.2% interest in the Properties. The Properties include approximately 489,000 square feet of retail space, 327,000 square feet of office space, signage associated with 1535 and 1540 Broadway, the parking garage at 1540 Broadway and the theatre at 1535 Broadway.

Vornado retained the remaining 51.5% common interest in Fifth Avenue and Times Square JV which represents an effective 51.0% interest in the Properties and an aggregate $1.828 billion of preferred equity interests in certain of the properties. The preferred equity has an annual coupon of 4.25% for the first five years, increasing to 4.75% for the next five years and thereafter at a formulaic rate. It can be redeemed under certain conditions on a tax deferred basis.

Net cash proceeds to Vornado from the Transaction are approximately $1.198 billion, after (i) deductions for the repayment of a $390 million mortgage loan on 666 Fifth Avenue and a $140 million mortgage loan on 655 Fifth Avenue, (ii) anticipated proceeds from a new $500 million mortgage loan on 640 Fifth Avenue, (iii) $26 million used to purchase noncontrolling investors’ interests and (iv) $56 million of estimated transaction costs.

The Transaction values the Properties at $5.556 billion resulting in a financial statement net gain of approximately $2.6 billion from the Transaction and the related step-up in Vornado’s basis of the assets to fair value.  The net gain will be recognized in Vornado’s consolidated statements of income for the three months ended June 30, 2019. Vornado’s tax gain is approximately $735 million. Vornado continues to manage the Properties and shares control over major decisions of the joint venture. Accordingly, the Properties will be deconsolidated and the joint venture will be accounted for under the equity method from the date of transfer.

The joint venture assumed a $450 million mortgage loan on 697-703 Fifth Avenue. The new $500 million mortgage loan on 640 Fifth Avenue is anticipated to be completed in the near future, is expected to be for five years at an interest rate of LIBOR plus 101 basis points and will be guaranteed by Vornado. Until the new mortgage closes, Vornado will retain $500 million of preferred equity interests in addition to the $1.828 billion referenced above. The accompanying unaudited pro forma financial information reflects the anticipated closing of this mortgage loan.

The table below summarizes Vornado’s effective ownership interests in the Properties transferred to Fifth Avenue and Times Square JV and Vornado’s preferred equity interests following the Transaction and the anticipated closing of the mortgage loan on 640 Fifth Avenue:

(Amounts in thousands)	Vornado’s Effective Ownership Interest Percentage	Vornado’s Preferred Equity Interests
Properties transferred to Fifth Avenue and Times Square JV:
640 Fifth Avenue	52.0%	$—
655 Fifth Avenue	50.0%	140,000
666 Fifth Avenue	52.0%	390,000
689 Fifth Avenue	52.0%	130,000
697-703 Fifth Avenue	44.8%	—
1535 Broadway	52.0%	628,875
1540 Broadway	52.0%	538,875
		$1,827,750

The accompanying unaudited pro forma consolidated balance sheets of VNO and VRLP as of December 31, 2018 are presented as if the Transaction had occurred on December 31, 2018. The accompanying unaudited pro forma consolidated statements of income of VNO and VRLP for the year ended December 31, 2018 are presented as if the Transaction had occurred on January 1, 2018. Adjustments have been made to the consolidated balance sheets and statements of income to reflect factually supportable items that are directly attributable to the Transaction, and with respect to the consolidated statements of income, are expected to have a continuing impact on the consolidated results of VNO and VRLP.

The accompanying unaudited pro forma financial information reflects all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations and financial position of VNO and VRLP as of and for the periods indicated. In management’s opinion, these pro forma adjustments have been developed on a reasonable and rational basis; however, the retrospectively adjusted results of operations and financial position for the indicated periods when reported in VNO and VRLP’s post-Transaction periodic reports will differ from the pro forma financial information presented herein. The accompanying unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that would have actually occurred had the Transaction taken place during the periods presented. In addition, the accompanying unaudited pro forma financial information does not reflect actions that may be undertaken by VNO and VRLP after the Transaction. The unaudited pro forma financial information should be read in conjunction with the notes thereto and with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and accompanying notes thereto included in the combined VNO and VRLP Annual Report on Form 10-K for the year ended December 31, 2018.

The “As Reported” columns in the accompanying unaudited pro forma consolidated balance sheets and the unaudited pro forma consolidated statements of income reflect VNO and VRLP’s historical financial positions as of December 31, 2018 and historical results of operations for the year ended December 31, 2018, prior to any adjustment for the Transaction and the pro forma adjustments described below. The amounts under the “Adjustments” columns in the accompanying unaudited pro forma consolidated balance sheets and the unaudited pro forma consolidated statements of income are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information.

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2018

(Amounts in thousands)	As Reported	Adjustments (A)		Pro Forma
ASSETS
Real estate, at cost:
Land	$3,306,280	$(742,808)		$2,563,472
Buildings and improvements	10,110,992	(2,284,638)		7,826,354
Development costs and construction in progress	2,266,491	(409)		2,266,082
Moynihan Train Hall development expenditures	445,693	—		445,693
Leasehold improvements and equipment	108,427	—		108,427
Total	16,237,883	(3,027,855)		13,210,028
Less accumulated depreciation and amortization	(3,180,175)	359,503		(2,820,672)
Real estate, net	13,057,708	(2,668,352)		10,389,356
Cash and cash equivalents	570,916	1,179,772	(B)	1,750,688
Restricted cash	145,989	(8,068)		137,921
Marketable securities	152,198	—		152,198
Tenant and other receivables, net of allowance for doubtful accounts	73,322	(9,971)		63,351
Investment in Fifth Avenue and Times Square JV	—	3,314,858	(C)	3,314,858
Investments in partially owned entities	858,113	—		858,113
Real estate fund investments	318,758	—		318,758
220 Central Park South condominium units ready for sale	99,627	—		99,627
Receivable arising from the straight-lining of rents, net of allowance	935,131	(163,892)		771,239
Deferred leasing costs, net of accumulated amortization	400,313	(72,612)		327,701
Identified intangible assets, net of accumulated amortization	136,781	(87,836)		48,945
Other assets	431,938	4,868	(D)	436,806
	$17,180,794	$1,488,767		$18,669,561
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgages payable, net	$8,167,798	$(970,457)		$7,197,341
Senior unsecured notes, net	844,002	—		844,002
Unsecured term loan, net	744,821	—		744,821
Unsecured revolving credit facilities	80,000	—		80,000
Moynihan Train Hall obligation	445,693	—		445,693
Accounts payable and accrued expenses	430,976	(18,920)		412,056
Deferred revenue	167,730	(87,068)		80,662
Deferred compensation plan	96,523	—		96,523
Other liabilities	311,806	12,429	(E)	324,235
Total liabilities	11,289,349	(1,064,016)		10,225,333
Commitments and contingencies
Redeemable noncontrolling interests:
Class A units	778,134	—		778,134
Series D cumulative redeemable preferred units	5,428	—		5,428
Total redeemable noncontrolling interests	783,562	—		783,562
Shareholders’ equity:
Preferred shares of beneficial interest	891,294	—		891,294
Common shares of beneficial interest	7,600	—		7,600
Additional capital	7,725,857	159,504	(F)	7,885,361
Earnings less than distributions	(4,167,184)	2,417,284	(G)	(1,749,900)
Accumulated other comprehensive income	7,664	—		7,664
Total shareholders’ equity	4,465,231	2,576,788		7,042,019
Noncontrolling interests in consolidated subsidiaries	642,652	(24,005	)(H)	618,647
Total equity	5,107,883	2,552,783		7,660,666
	$17,180,794	$1,488,767		$18,669,561

VORNADO REALTY TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2018

(Amounts in thousands, except per share amounts)	As Reported	Adjustments (AA)		Pro Forma
REVENUES:
Property rentals	$1,760,205	$(276,486)		$1,483,719
Tenant expense reimbursements	247,128	(36,324)		210,804
Fee and other income	156,387	7,981	(BB)	164,368
Total revenues	2,163,720	(304,829)		1,858,891
EXPENSES:
Operating	(963,478)	65,520		(897,958)
Depreciation and amortization	(446,570)	82,492		(364,078)
General and administrative	(141,871)	—		(141,871)
Benefit from deferred compensation plan liability	2,480	—		2,480
Transaction related costs and other	(31,320)	—		(31,320)
Total expenses	(1,580,759)	148,012		(1,432,747)

Income from partially owned entities	9,149	75,055	(CC)	84,204
Loss from real estate fund investments	(89,231)	—		(89,231)
Interest and other investment income, net	17,057	(4)		17,053
Loss from deferred compensation plan assets	(2,480)	—		(2,480)
Interest and debt expense	(347,949)	51,842		(296,107)
Purchase price fair value adjustment	44,060	—		44,060
Net gains on disposition of wholly owned and partially owned assets	246,031	—		246,031
Income before income taxes	459,598	(29,924)		429,674
Income tax expense	(37,633)	—		(37,633)
Income from continuing operations	421,965	(29,924)		392,041
Income from discontinued operations	638	—		638
Net income	422,603	(29,924)		392,679
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	53,023	(1,270)		51,753
Operating Partnership	(25,672)	1,931	(DD)	(23,741)
Net income attributable to Vornado	449,954	(29,263)		420,691
Preferred share dividends	(50,636)	—		(50,636)
Preferred share issuance costs	(14,486)	—		(14,486)
NET INCOME attributable to common shareholders	$384,832	$(29,263)		$355,569

INCOME PER COMMON SHARE — BASIC:
Net income per common share	$2.02			$1.87
Weighted average shares outstanding	190,219			190,219

INCOME PER COMMON SHARE — DILUTED:
Net income per common share	$2.01			$1.86
Weighted average shares outstanding	191,290			191,290

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2018

(Amounts in thousands)	As Reported	Adjustments (A)		Pro Forma
ASSETS
Real estate, at cost:
Land	$3,306,280	$(742,808)		$2,563,472
Buildings and improvements	10,110,992	(2,284,638)		7,826,354
Development costs and construction in progress	2,266,491	(409)		2,266,082
Moynihan Train Hall development expenditures	445,693	—		445,693
Leasehold improvements and equipment	108,427	—		108,427
Total	16,237,883	(3,027,855)		13,210,028
Less accumulated depreciation and amortization	(3,180,175)	359,503		(2,820,672)
Real estate, net	13,057,708	(2,668,352)		10,389,356
Cash and cash equivalents	570,916	1,179,772	(B)	1,750,688
Restricted cash	145,989	(8,068)		137,921
Marketable securities	152,198	—		152,198
Tenant and other receivables, net of allowance for doubtful accounts	73,322	(9,971)		63,351
Investment in Fifth Avenue and Times Square JV	—	3,314,858	(C)	3,314,858
Investments in partially owned entities	858,113	—		858,113
Real estate fund investments	318,758	—		318,758
220 Central Park South condominium units ready for sale	99,627	—		99,627
Receivable arising from the straight-lining of rents, net of allowance	935,131	(163,892)		771,239
Deferred leasing costs, net of accumulated amortization	400,313	(72,612)		327,701
Identified intangible assets, net of accumulated amortization	136,781	(87,836)		48,945
Other assets	431,938	4,868	(D)	436,806
	$17,180,794	$1,488,767		$18,669,561
LIABILITIES, REDEEMABLE PARTNERSHIP UNITS AND EQUITY
Mortgages payable, net	$8,167,798	$(970,457)		$7,197,341
Senior unsecured notes, net	844,002	—		844,002
Unsecured term loan, net	744,821	—		744,821
Unsecured revolving credit facilities	80,000	—		80,000
Moynihan Train Hall obligation	445,693	—		445,693
Accounts payable and accrued expenses	430,976	(18,920)		412,056
Deferred revenue	167,730	(87,068)		80,662
Deferred compensation plan	96,523	—		96,523
Other liabilities	311,806	12,429	(E)	324,235
Total liabilities	11,289,349	(1,064,016)		10,225,333
Commitments and contingencies
Redeemable partnership units:
Class A units	778,134	—		778,134
Series D cumulative redeemable preferred units	5,428	—		5,428
Total redeemable partnership units	783,562	—		783,562
Partners’ equity:
Partners’ capital	8,624,751	159,504	(F)	8,784,255
Earnings less than distributions	(4,167,184)	2,417,284	(G)	(1,749,900)
Accumulated other comprehensive income	7,664	—		7,664
Total partners’ equity	4,465,231	2,576,788		7,042,019
Noncontrolling interests in consolidated subsidiaries	642,652	(24,005	)(H)	618,647
Total equity	5,107,883	2,552,783		7,660,666
	$17,180,794	$1,488,767		$18,669,561

VORNADO REALTY L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2018

(Amounts in thousands, except per unit amounts)	As Reported	Adjustments (AA)		Pro Forma
REVENUES:
Property rentals	$1,760,205	$(276,486)		$1,483,719
Tenant expense reimbursements	247,128	(36,324)		210,804
Fee and other income	156,387	7,981	(BB)	164,368
Total revenues	2,163,720	(304,829)		1,858,891
EXPENSES:
Operating	(963,478)	65,520		(897,958)
Depreciation and amortization	(446,570)	82,492		(364,078)
General and administrative	(141,871)	—		(141,871)
Benefit from deferred compensation plan liability	2,480	—		2,480
Transaction related costs and other	(31,320)	—		(31,320)
Total expenses	(1,580,759)	148,012		(1,432,747)

Income from partially owned entities	9,149	75,055	(CC)	84,204
Loss from real estate fund investments	(89,231)	—		(89,231)
Interest and other investment income, net	17,057	(4)		17,053
Loss from deferred compensation plan assets	(2,480)	—		(2,480)
Interest and debt expense	(347,949)	51,842		(296,107)
Purchase price fair value adjustment	44,060	—		44,060
Net gains on disposition of wholly owned and partially owned assets	246,031	—		246,031
Income before income taxes	459,598	(29,924)		429,674
Income tax expense	(37,633)	—		(37,633)
Income from continuing operations	421,965	(29,924)		392,041
Income from discontinued operations	638	—		638
Net income	422,603	(29,924)		392,679
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	53,023	(1,270)		51,753
Net income attributable to Vornado Realty L.P.	475,626	(31,194)		444,432
Preferred unit distributions	(50,830)	—		(50,830)
Preferred unit issuance costs	(14,486)	—		(14,486)
NET INCOME attributable to Class A unitholders	$410,310	$(31,194)		$379,116

INCOME PER CLASS A UNIT — BASIC:
Income from continuing operations, net	$2.01			$1.85
Income from discontinued operations, net	0.01			0.01
Net income per Class A unit	$2.02			$1.86
Weighted average units outstanding	202,068			202,068

INCOME PER CLASS A UNIT — DILUTED:
Income from continuing operations, net	$2.00			$1.85
Income from discontinued operations, net	—			—
Net income per Class A unit	$2.00			$1.85
Weighted average units outstanding	203,412			203,412

VORNADO REALTY TRUST AND VORNADO REALTY L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(AMOUNTS IN THOUSANDS)

Adjustments to Unaudited Pro Forma Consolidated Balance Sheets:

(A)                               The following adjustment eliminates the consolidated assets and liabilities of the Properties on the date of transfer to the joint venture:

As of December 31, 2018
ASSETS
Real estate, at cost:
Land	$(742,808)
Buildings and improvements	(2,284,638)
Development costs and construction in progress	(409)
Total	(3,027,855)
Less accumulated depreciation and amortization	359,503
Real estate, net	(2,668,352)
Cash and cash equivalents	(18,449)
Restricted cash	(8,068)
Tenant and other receivables, net of allowance for doubtful accounts	(9,971)
Receivable arising from the straight-lining of rents, net of allowance	(163,892)
Deferred leasing costs, net of accumulated amortization	(72,612)
Identified intangible assets, net of accumulated amortization	(87,836)
Other assets	(625)
LIABILITIES AND EQUITY
Mortgages payable, net	$(970,457)
Accounts payable and accrued expenses	(18,920)
Deferred revenue	(87,068)
Other liabilities	(2,571)
Equity:
Noncontrolling interests in consolidated subsidiaries	(11,546)

Additional adjustments made to “cash and cash equivalents,” “other assets,” “other liabilities” and “noncontrolling interests in consolidated subsidiaries” are detailed in footnotes B, D, E and H below.

(B)                               The following table sets forth the details of the net cash proceeds received in connection with the Transaction:

Proceeds received upon transfer of 48.5% common interest in Fifth Avenue and Times Square JV to the Investors	$1,310,193
Anticipated proceeds from new mortgage loan on 640 Fifth Avenue	500,000
Repayment of mortgage loan on 666 Fifth Avenue	(390,000)
Repayment of mortgage loan on 655 Fifth Avenue	(140,000)
Estimated transaction costs	(55,955)
Purchase of noncontrolling investors’ interests	(26,017)
Property-level cash and cash equivalents eliminated in footnote A	(18,449)
$1,179,772

(C)                               Represents Vornado’s 51.5% common interest and preferred interests in Fifth Avenue and Times Square JV and Vornado’s other direct and indirect interests in the Properties.

(D)                               Represents a $5,493 receivable from Fifth Avenue and Times Square JV for the net working capital at the Properties at closing, less $625 of other assets eliminated in footnote A above.

(E)                               Includes a $15,000 non-cash liability representing the fair value of Vornado’s guarantee of the $500,000 mortgage loan on 640 Fifth Avenue, less $2,571 of other liabilities eliminated in footnote A above.

VORNADO REALTY TRUST AND VORNADO REALTY L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION - CONTINUED

(AMOUNTS IN THOUSANDS)

Adjustments to Unaudited Pro Forma Consolidated Balance Sheets - continued:

(F)                                Represents the redeemable noncontrolling interests in Vornado Realty L.P.’s share of the net gain and related step-up in basis on the transfer of a 48.5% common interest in Fifth Avenue and Times Square JV to our joint venture partner net of transaction costs.

(G)                              Represents the net gain on the transfer of a 48.5% common interest in Fifth Avenue and Times Square JV to our joint venture partner net of transaction costs and related step-up in basis.

(H)                              Represents the noncontrolling interests’ share of Vornado’s net gain on transfer and related step-up in basis, less (i) cash proceeds from the transfer distributed to noncontrolling interests and (ii) noncontrolling interest eliminated in footnote A above.

Adjustments to Unaudited Pro Forma Consolidated Statements of Income:

(AA)                      The following adjustment eliminates the consolidated revenues and expenses of the Properties:

For the Year Ended December 31, 2018
REVENUES:
Property rentals	$(276,486)
Tenant expense reimbursements	(36,324)
Fee and other income	(1,219)
Total revenues	(314,029)
EXPENSES:
Operating	65,520
Depreciation and amortization	82,492
Total expenses	148,012

Interest and other investment income, net	(4)
Interest and debt expense	51,842
Net income	(114,179)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(2,154)
NET INCOME attributable to common shareholders/Class A unitholders	$(116,333)

Additional adjustments made to “fee and other income” are detailed in footnote BB below.

(BB)                      Includes estimated management and cleaning fee income for services provided to the Properties.

(CC)                      Represents Vornado’s equity in the earnings of Fifth Avenue and Times Square JV comprised of a 51.5% common interest in the joint venture, approximately $1.828 billion of preferred interests in the Properties, which bear interest at 4.25%, and other direct and indirect interests in the Properties.

(DD)                      Represents the redeemable noncontrolling interests in Vornado Realty L.P.’s share of the adjustments detailed in footnotes AA, BB and CC above.